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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               September 17, 1997
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    AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3
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           (Exact name of registrant as specified in its charter)



          New York                           333-30759-01               Application Pending
(State or Other Jurisdiction of             (Commission File              (I.R.S. Employer
       Incorporation)                          Number)                 Identification  No.)

    c/o The Bank of New York
    101 Barclay Street, 12E
          New York, NY                                                          10286
(Address of Principal Executive Offices)                                      (Zip Code)

      Registrant's telephone number, including area code (214) 953-7700
                                                         --------------

                                  No Change
           -------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

Description of the Certificates and the Mortgage Loans

         AMRESCO Residential Securities Corporation registered the issuance of up to $4,000,000,000.00 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-30759) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3 (the "Registrant" or the "Trust") issued $950,000,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1997-3 (the "Certificates"), on September 17, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1997, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Capital Markets, Inc. (the "Seller"), Advanta Mortgage Corp. USA, as a Servicer, Long Beach Mortgage Company, as a Servicer and Option One Mortgage Corporation, as a Servicer (collectively, the "Servicers") and The Bank of New York, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates (the "Class A Certificates"), Class M-1F and Class M-1A Certificates (the "Class M-1 Certificates"), Class M-2F and Class M-2A Certificates (the "Class M-2 Certificates" and collectively with the Class M-1 Certificates, the "Mezzanine Certificates"), the Class B-1F and Class B-1A Certificates (the "Class B-1 Certificates") the Class B-2F Certificates, Class C-FIO and Class C-AIO Certificates (the "Class C-IO Certificates"), Class S Interest Only Certificates (the "Class S Certificates"), the Class D Certificates (the "Class D Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the Mezzanine Certificates, the Class B-1 Certificates, the Class B-2F Certificates, the Class C-IO Certificates, the Class S Certificates and the Class D Certificates, the "Certificates"). Only the Class A Certificates, the Mezzanine Certificates and the Class B-1 Certificates (collectively, the "Offered Certificates") were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end mortgage loans (the " Mortgage Loans") secured by the mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-1,
6.75 %; Class A-2, 6.61%; Class A-3, 6.60%; Class A-4, 6.68%; Class A-5, 6.88%;
Class A-6, 6.98%; Class A-7, 7.14%; Class A-8, 7.68%: Class A-9, 6.96%; and
Class A-10, a variable rate as defined in the Pooling and Servicing Agreement; Class M-1F, 7.24%; Class M-1A, a variable rate as defined in
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the Pooling and Servicing Agreement; Class M-2F, 7.47%; Class M-2A, a variable rate as defined in the Pooling and Servicing Agreement; Class B-1F, 7.77%; and Class B-1A, a variable rate as defined in the Pooling and Servicing Agreement. The Offered Certificates have initial aggregate principal amounts as follows:
Class A-1, $31,500,000; Class A-2, $36,000,000; Class A-3, $41,800,000; Class
A-4, $29,100,000; Class A-5, $14,600,000; Class A-6, $14,200,000; Class A-7,
$15,300,000; Class A-8, $19,790,000; Class A-9, $22,480,000; Class A-10,
$554,040,000; Class M-1F, $14,630,000; Class M-1A, $54,720,000; Class M-2F,
$11,970,000; Class M-2A, $41,040,000; Class B-1F, $10,640,000; and Class B-1A,
$34,200,000.

         As of the Cut-Off Rate, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 5, 1997 and the Prospectus Supplement dated September 5, 1997 filed pursuant to Rule 424(b)(5) of the Act on September 18, 1997.


Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

1.1 Underwriting Agreement dated September 5, 1997, between AMRESCO Residential Securities Corporation and Morgan Stanley & Co. Incorporated, as Representative of the Several Underwriters.

4.1 Pooling and Servicing Agreement dated as of September 1, 1997, between; AMRESCO Residential Securities Corporation, AMRESCO Residential Capital Markets, Inc., Advanta Mortgage Corp. USA, as a Servicer, Long Beach Mortgage Company as a Servicer and Option One Mortgage Corporation, as a Servicer and The Bank of New York, as Trustee.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  By: AMRESCO Residential Securities Corporation
                                      Mortgage Loan Trust 1997-3


                                  By: /s/ Ronald B. Kirkland
                                     ------------------------------------
                                      Name:     Ronald B. Kirkland
                                      Title:    Vice President and
                                                Chief Accounting Officer

Dated:  September 30, 1997


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                                EXHIBIT INDEX


1.1 Underwriting Agreement dated September 5, 1997, between AMRESCO Residential Securities Corporation and Morgan Stanley & Co. Incorporated, as Representative of the Several Underwriters.

4.1 Pooling and Servicing Agreement dated as of September 1, 1997, between; AMRESCO Residential Securities Corporation, AMRESCO Residential Capital Markets, Inc., Advanta Mortgage Corp. USA, as a Servicer, Long Beach Mortgage Company as a Servicer and Option One Mortgage Corporation, as a Servicer and The Bank of New York, as Trustee.